 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2008

MAXXAM INC.
(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-3924
(Commission File Number)

95-2078752
(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 975-7600

Not Applicable
(Former name, former address and
former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On March 11, 2008, the Registrant entered into, and subsequently consummated, a Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, with Luxor Capital Partners, LP (“LCP”) and Luxor Capital Partners Offshore, Ltd. (“LCOP”) providing for the purchase by Registrant (a) of the 279,714 shares of Registrant’s common stock (“Common Stock”) held by LCP, and (b) the 407,766 shares of Common Stock held by LCOP.  The purchase price for the shares was $29.25 per each share of Common Stock, for an aggregate purchase price of $20,108,790.

Item 9.01.    Financial Statements and Exhibits.

(c)           Exhibits

10.1	Stock Purchase Agreement, dated March 11, 2008, among the Registrant, LCP and LCOP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.

Date: March 17, 2008	By:	/s/ Bernard L. Birkel
	Name:	Bernard L. Birkel
	Title:	Secretary

EXHIBIT INDEX
Exhibit Number	Description
10.1	Stock Purchase Agreement, dated March 11, 2008, among the Registrant, LCP and LCOP.

0050FMS8.VM.DOC

Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated March 11, 2008 is by and among MAXXAM Inc., a Delaware corporation (“MAXXAM”), Luxor Capital Partners, LP, a Delaware limited partnership (“LCP”), Luxor Capital Partners Offshore, Ltd. (“LCPO”), a Cayman Islands company (collectively, “Sellers”).

RECITALS

WHEREAS, LCP is the beneficial and record holder of 279,714 shares (the “LCP Shares”) of common stock of MAXXAM, par value of $0.50 per share (“MAXXAM Common Stock”); and

WHEREAS, LCPO is the beneficial and record holder of 407,766 shares (the “LCPO Shares,” and together with the LCP Shares, the “Luxor Shares”) of MAXXAM Common Stock; and

WHEREAS, the Sellers wish to sell, and MAXXAM wishes to purchase, all of the Luxor Shares on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE1-PURCHASE AND SALE OF THE MAXXAM SHARES

1.1           On the terms and subject to the conditions of this Agreement, LCP hereby sells and MAXXAM hereby purchases from LCP the LCP Shares, and LCPO hereby sells and MAXXAM hereby purchases from LCPO the LCPO Shares. The purchase price for such shares is $29.25 per each share of MAXXAM Common Stock, or an aggregate amount of $8,181,634.50 payable to LCP (the “LCP Purchase Price”) and $11,927,155.50 payable to LCPO (the “LCPO Purchase Price”).

1.2           Closing of the purchase and sale of the LCP Shares and the LCPO Shares (the “Closing”) shall take place at or through the offices of MAXXAM, 1330 Post Oak Boulevard, Suite 2000, Houston, Texas 77056 on March 11, 2008 or as soon thereafter as practicable.  At the Closing, the Sellers shall deliver and surrender to MAXXAM upon receipt of the payment specified below, appropriate documentation evidencing the transfer by LCP and LCPO, of the LCP Shares and the LCPO Shares, respectively, to MAXXAM.  At the Closing, MAXXAM shall deliver to LCP the LCP Purchase Price and to LCPO the LCPO Purchase Price in immediately available funds by means of wire transfer to the accounts designated by Sellers and as set forth on Schedule A attached hereto.

ARTICLE 2-REPRESENTATIONS AND WARRANTIES OF MAXXAM

MAXXAM represents and warrants to the Sellers as follows:

2.1           Authority.  MAXXAM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  MAXXAM has full corporate power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. All corporate action required to be taken by or on behalf of MAXXAM to authorize the execution, delivery and performance of this Agreement has been duly and properly taken.

2.2           Validity.  This Agreement is duly executed and delivered and constitutes a lawful, valid and binding obligation of MAXXAM, enforceable against MAXXAM in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by MAXXAM is not prohibited by, does not violate, conflict with, or require consent under any provision of, and does not result in a default under (a) the charter or bylaws of MAXXAM; (b) any material contract, agreement or other instrument to which MAXXAM is a party or by which MAXXAM is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to MAXXAM; or (d) any law, rule or regulation applicable to MAXXAM.

ARTICLE 3-REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each Seller, severally and not jointly, represents and warrants to MAXXAM:

3.1           Authority. Such Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. Such Seller has full power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. All action required to be taken by or on behalf of such Seller to authorize the execution, delivery and performance of this Agreement has been duly and properly taken.

3.2           Validity.  This Agreement is duly executed and delivered and constitutes a lawful, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by such Seller is not prohibited by, does not violate, conflict with, or require consent under any provision of, and does not result in a default under (a) the documents under which such Seller was formed or the organizational documents which govern such Seller; (b) any material contract, agreement or other instrument to which such Seller is a party or by which such Seller is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to such Seller; or (d) any law, rule or regulation applicable to such Seller.

3.3           Ownership.  Such Seller is the sole record and beneficial owner of the shares of MAXXAM Common Stock that are being transferred to MAXXAM by such Seller pursuant to Article 1. The shares of MAXXAM Common Stock being transferred to MAXXAM by such Seller constitute all of such shares held, directly or indirectly, by such Seller. Such Seller has good and marketable title to the shares of MAXXAM Common Stock being transferred to MAXXAM by such Seller, free and clear of any lien, security interest, encumbrance or claim of any kind or nature whatsoever. MAXXAM is obtaining good and indefeasible title to the shares of MAXXAM Common Stock being transferred to it by such Seller pursuant to Article 1, free and clear of any lien, security interest, encumbrance or claim of any kind or nature whatsoever.

3.4           Status of Sellers.  Such Seller and its trustees, officers, directors, managers, members, partners or other persons responsible for managing and conducting its affairs have such knowledge and experience in financial and business matters as to enable them to evaluate the merits and risks of the transactions contemplated by this Agreement.

ARTICLE 4-MISCELLANEOUS

4.1           Costs, Expenses and Taxes.  Except as provided below, each party shall pay all of its own costs and expenses, including its legal fees, in connection with the performance of and compliance with this Agreement by such party, and all transfer, documentary and similar taxes in connection with the delivery of the shares of MAXXAM Common Stock to be made hereunder. If an action or proceeding is commenced by a party to enforce or interpret any provisions of this Agreement, the non-prevailing party or parties shall promptly reimburse the prevailing party or parties for the prevailing party’s or parties’ reasonable costs and expenses of such action or proceeding, including reasonable attorneys fees.

4.2           Survival of Representations.  All representations, warranties, covenants and agreements of the parties contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

4.3           Successors and Assigns.  None of MAXXAM, LCP or LCPO shall (or shall agree to) assign, pledge, convey, hypothecate, grant a security interest in, or grant to any other party any rights under this Agreement, without the prior written consent of each other party to this Agreement, and this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

4.4           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

4.5           Headings.  The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

4.6           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same agreement.

4.7           Further Assurances.  Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

4.8           Nature of Agreement.   Any amendment or waiver of this Agreement must be in writing, must refer to this Agreement, and be signed by the party against whom enforcement of the same is sought. No failure on the part of any party to this Agreement to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or future exercise thereof or any other right. This Agreement sets forth all of the promises, covenants, agreements, conditions and undertakings between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.

4.9           Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered (including by Federal Express or other reputable courier service) or sent by facsimile transmission (with a confirming copy to be sent by next day delivery by Federal Express or other reputable, regularly operating courier service). Notices, demands and communications to MAXXAM, LCP or LCPO will, unless another address is specified in writing, be sent to the respective address indicated on the signature page to this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year set forth opposite their respective signatures.

MAXXAM Inc.
By:           /s/ M. Emily Madison
Its:           Vice President, Finance
                                                                                                Address: 1330 Post Oak Blvd., Suite 2000
Houston, Texas 77056

Attention: Treasury Department
with a copy to:
Attention: Corporate Secretary

Luxor Capital Partners, LP
By:  Luxor Capital Group, LP, its Investment Manager and a Delaware limited partnership

By:           /s/ Elena Cimador
Its:           Chief Financial Officer
Address:  767 Fifth Avenue, 19th Floor
New York, NY 10153

Luxor Capital Partners Offshore, Ltd.
By: Luxor Capital Group, LP its Investment Manager and a Delaware limited partnership

By:           /s/ Elena Cimador
Its:           Chief Financial Officer
                                Address:  767 Fifth Avenue, 19th Floor
New York, NY 10153